UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act
file number
811-08110

SPECIAL SITUATIONS FUND III, L.P.
(Exact name of registrant as specified in charter)

153 EAST 53RD STREET, 55TH FLOOR, NEW YORK, NEW
YORK
10022
(Address of principal executive offices)
(Zip code)

Allen Levithan, Esq.
Lowenstein Sandler, PC
65 Livingston Avenue
Rosedale, NJ  07068-1791
(Name and address of agent for service)

Registrant?s telephone number,
including area code
(212) 207-6500

Date of fiscal
year end:
DECEMBER 31, 2004

Date of reporting
period:
JUNE 30, 2004


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ? 3507.


Item 1.		Reports to Stockholders.









Item 2.		Code of Ethics.

Not applicable at this time.

Item 3.		Audit Committee Financial Expert.

Not applicable at this time.

Item 4.		Principal Accountant Fees and Services.

Not applicable at this time.

Item 5.		Audit Committee of Listed Registrants.

Not applicable.

Item 6.		[Reserved]

Item 7.	Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies

Not applicable at this time.

Item 8.	[Reserved]

Item 9.	Controls and Procedures.

(a)	Based on an evaluation of the registrant's disclosure
controls and procedures as of a date within 90 days of the filing date of this report, the registrant?s principal executive and principal financial officers, or persons performing similar functions, concluded that the disclosure controls and procedures are effective.

(b)	There were no significant changes in the registrant's
internal control over financial reporting that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10.	Exhibits.

(a)(1)	NOT APPLICABLE.

(a)(2)	CERTIFICATIONS REQUIRED BY ITEM 10(a)(2) OF FORM N-
CSR ARE FILED HEREWITH AS EX-99.CERT.

(b)	CERTIFICATIONS REQUIRED BY ITEM 10(b) OF FORM N-CSR ARE
FILED HEREWITH AS EX-99.906CERT.

SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SPECIAL SITUATIONS FUND III, L.P.

By:	__/s/ Austin Marxe_______________
	Austin Marxe, Principal Executive Officer

Date: January 12, 2004


	Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	_/s/ Austin Marxe_______________________
	Austin Marxe, Principal Executive Officer

Date January 12, 2004

By:	__/s/Rose M. Carling  ______________
	Rose M. Carling, Principal Financial Officer

Date January 12, 2004





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S5313/1
01/12/2004 1479168.02
EX-99.906CERT

EX-99.906CERT